UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):   November 10, 2005
                                                        ----------------------


                              JACK IN THE BOX INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                        1-9390                95-2698708
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission File        (I.R.S. Employer
      of incorporation)                  Number)          Identification Number)


9330 BALBOA AVENUE, SAN DIEGO, CA                               92123
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)


                                 (858) 571-2121
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     Director Compensation. On November 10, 2005, the Compensation Committee of the Board of Directors approved that the form and rate of compensation paid to non-employee directors would remain the same in fiscal year 2006 as the form and rate of compensation paid to non-employee directors during fiscal year 2005, as set forth in the Jack in the Box Inc. Proxy Statement dated January 13, 2005. Each year non-employee directors receive options to purchase shares of Jack in the Box Inc. stock. In past years, the number of shares granted has been determined pursuant to the Non-Employee Director Stock Option Plan, as amended (the "95 Plan"). Although the 95 Plan expired in 2005, the Compensation
Committee elected to use a formula similar to that set forth in the 95 Plan based on the relationship of director compensation to the fair market value of Jack in the Box Inc. stock, for determining the number of shares to be granted. Effective November 14, 2005, the Compensation Committee approved the annual grant of stock options to non-employee directors in the amount of 8,300 shares. All such options will have an exercise price equal to the fair market value of Jack in the Box Inc. stock on the date of grant and will be subject to the terms and conditions of the Jack in the Box Inc. Non-Employee Director Stock Option Award Agreement under the 2004 Stock Incentive Plan, as previously filed on Form 8-K November 14, 2005.

     Executive Compensation. Effective November 14, 2005, the Compensation Committee approved new annual base salaries for Executive Vice President Lawrence E. Schauf of $354,000, for Senior Vice President David M. Theno of $332,000 and for Gary Beisler, the Chief Executive Officer of the Company's wholly owned subsidiary Qdoba Restaurant Corporation, of $300,000.


ITEM 5.03   AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
            YEAR

     On November 11, 2005, the Board of Directors approved an amendment and restatement to the Corporation's Bylaws effective November 11, 2005. Section
3.12 "Emergency" bylaw was added in order to provide procedures to be used in the event of an emergency (as defined in Delaware law) to call, provide adequate notice of, and establish a quorum at a meeting of the Board of Directors or any Committee of the Board.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

            (C) EXHIBITS

The following exhibit is filed as part of this report:

Exhibit
  No.             Description
-----------       ---------------
3.2a              Section 3.12 "Emergency" bylaw amendment to the Amended and
                  Restated Bylaws of Jack in the Box Inc.




                                   SIGNATURES
                                   ----------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                   JACK IN THE BOX INC.


                                             By:   JERRY P. REBEL
                                                   --------------
                                                   Jerry P. Rebel
                                                   Executive Vice President
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)
                                                   (Duly Authorized Signatory)


                                                   Date: November 16, 2005